EXHIBIT 99.1

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================

--------------------------------------------------------------------------------
Pool Summary                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                     260     $47,550,991.00     31.94%
Non-Conforming                                 188     101,333,315.00     68.06
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $148,884,306.37
Data as of Date: 2004-09-01
GROSS WAC: 5.2158%
NET WAC: 4.966%
% IO's: 0.00%
% SF/PUD: 85.90%
% FULL/ALT/DULP: 26.58%
% CASHOUT: 38.42%
% PURCHASE: 18.09%
% INVESTOR: 0.78%
% BUYDOWN: 0.71%
% LTV > 80 NO MI: 0.00%
WA LTV: 59.96%
% FICO > 679: 62.94%
% NO FICO: 2.40%
WA FICO: 700
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 1.77%
CALIFORNIA %: 41.31%
Latest Maturity Date: 20190801
Loans with Prepay Penalties: 1.77%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                 COUNT                UPB         %
--------------------------------------------------------------------------------
15 YR FXD                                      448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                             COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               7        $295,623.00      0.20%
$50,000.01 - $100,000.00                        45       3,608,037.00      2.39
$100,000.01 - $150,000.00                       50       6,434,241.00      4.26
$150,000.01 - $200,000.00                       55       9,666,055.00      6.40
$200,000.01 - $250,000.00                       46      10,702,319.00      7.08
$250,000.01 - $300,000.00                       26       7,176,712.00      4.75
$300,000.01 - $350,000.00                       38      12,606,375.00      8.34
$350,000.01 - $400,000.00                       45      17,174,992.00     11.37
$400,000.01 - $450,000.00                       34      14,666,875.00      9.71
$450,000.01 - $500,000.00                       34      16,204,215.00     10.73
$500,000.01 - $550,000.00                       10       5,222,700.00      3.46
$550,000.01 - $600,000.00                       15       8,689,865.00      5.75
$600,000.01 - $650,000.00                       14       8,890,150.00      5.88
$650,000.01 - $700,000.00                        7       4,749,599.00      3.14
$700,000.01 - $750,000.00                        2       1,483,000.00      0.98
$800,000.01 - $850,000.00                        2       1,654,000.00      1.09
$850,000.01 - $900,000.00                        3       2,638,500.00      1.75
$900,000.01 - $950,000.00                        2       1,869,250.00      1.24
$950,000.01 - $1,000,000.00                      7       6,913,500.00      4.58
$1,000,000.01 >=                                 6      10,431,200.00      6.90
--------------------------------------------------------------------------------
Total:                                         448    $151,077,208.00    100.00%
--------------------------------------------------------------------------------
Minimum: $30,000.00
Maximum: $2,250,000.00
Average: $337,225.91
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                               COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                               9        $390,543.00      0.26%
$50,000.01 - $100,000.00                        45       3,595,336.00      2.41
$100,000.01 - $150,000.00                       52       6,695,873.00      4.50
$150,000.01 - $200,000.00                       52       9,096,176.00      6.11
$200,000.01 - $250,000.00                       46      10,560,690.00      7.09
$250,000.01 - $300,000.00                       27       7,370,988.00      4.95
$300,000.01 - $350,000.00                       38      12,502,084.00      8.39
$350,000.01 - $400,000.00                       44      16,648,959.00     11.18
$400,000.01 - $450,000.00                       34      14,506,600.00      9.74
$450,000.01 - $500,000.00                       33      15,526,928.00     10.43
$500,000.01 - $550,000.00                       11       5,686,853.00      3.82
$550,000.01 - $600,000.00                       15       8,671,870.00      5.82
$600,000.01 - $650,000.00                       13       8,207,985.00      5.51
$650,000.01 - $700,000.00                        7       4,705,353.00      3.16
$700,000.01 - $750,000.00                        2       1,469,624.00      0.99
$800,000.01 - $850,000.00                        2       1,635,039.00      1.10
$850,000.01 - $900,000.00                        3       2,616,512.00      1.76
$900,000.01 - $950,000.00                        4       3,740,654.00      2.51
$950,000.01 - $1,000,000.00                      5       4,959,145.00      3.33
$1,000,000.01 >=                                 6      10,341,108.00      6.94
--------------------------------------------------------------------------------
Total:                                         448    $148,928,319.00    100.00%
--------------------------------------------------------------------------------
Minimum: $29,423.62
Maximum: $2,225,418.20
Average: $332,429.28
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                   COUNT                UPB         %
--------------------------------------------------------------------------------
4.001% - 4.250%                                  1        $193,354.00      0.13%
4.251% - 4.500%                                  6       1,202,200.00      0.81
4.501% - 4.750%                                 24       6,058,770.00      4.07
4.751% - 5.000%                                 97      31,527,196.00     21.18
5.001% - 5.250%                                134      49,699,755.00     33.38
5.251% - 5.500%                                183      59,264,342.00     39.81
5.501% - 5.750%                                  3         938,689.00      0.63
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 5.585%
Weighted Average: 5.216%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                     COUNT                UPB         %
--------------------------------------------------------------------------------
3.751% - 4.000%                                  1        $193,354.00      0.13%
4.001% - 4.250%                                  6       1,202,200.00      0.81
4.251% - 4.500%                                 23       5,861,079.00      3.94
4.501% - 4.750%                                 98      31,724,888.00     21.31
4.751% - 5.000%                                135      49,955,865.00     33.55
5.001% - 5.250%                                181      58,611,108.00     39.37
5.251% - 5.500%                                  4       1,335,812.00      0.90
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.000%
Maximum: 5.500%
Weighted Average: 4.966%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 10:09                  Page 1  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================


--------------------------------------------------------------------------------
Original Term to Maturity                    COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 156
Maximum: 180
Weighted Average: 180
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity            COUNT                UPB         %
--------------------------------------------------------------------------------
121 - 180                                      448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 154
Maximum: 180
Weighted Average: 177
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                    COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                             2        $777,000.00      0.52%
1 - 1                                           16       6,037,731.00      4.06
2 - 2                                          100      30,199,571.00     20.28
3 - 3                                          200      71,336,089.00     47.91
4 - 4                                           74      25,231,337.00     16.95
5 - 5                                           24       5,281,381.00      3.55
6 - 6                                            9       2,568,437.00      1.73
7 - 12                                          21       6,894,609.00      4.63
13 - 24                                          2         558,151.00      0.37
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 13
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                  COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                            7      $3,569,702.00      2.40%
530 - 539                                        1         148,354.00      0.10
560 - 569                                        1         671,000.00      0.45
580 - 589                                        1         595,406.00      0.40
590 - 599                                        4       1,235,622.00      0.83
600 - 609                                        8       2,686,012.00      1.80
610 - 619                                       13       5,407,143.00      3.63
620 - 629                                        8       4,101,803.00      2.76
630 - 639                                       18       7,329,051.00      4.92
640 - 649                                        8       1,814,271.00      1.22
650 - 659                                       17       7,624,490.00      5.12
660 - 669                                       26      11,298,290.00      7.59
670 - 679                                       25       8,699,665.00      5.84
680 - 689                                       35      12,326,719.00      8.28
690 - 699                                       32       8,839,356.00      5.94
700 - 709                                       33      11,164,421.00      7.50
710 - 719                                       31       9,737,545.00      6.54
720 - 729                                       22       5,911,365.00      3.97
730 - 739                                       29       8,686,999.00      5.83
740 - 749                                       22       6,388,672.00      4.29
750 - 759                                       19       5,883,066.00      3.95
760 - 769                                       25       8,699,372.00      5.84
770 - 779                                       19       6,302,791.00      4.23
780 - 789                                       24       6,488,082.00      4.36
790 - 799                                       11       2,075,525.00      1.39
800 - 809                                        6         912,830.00      0.61
810 - 819                                        2          84,598.00      0.06
820 - 829                                        1         202,156.00      0.14
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 820
Weighted Average: 700
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                          COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 1        $595,406.00      0.40%
10.001% - 15.000%                                3         226,709.00      0.15
15.001% - 20.000%                                3         368,526.00      0.25
20.001% - 25.000%                               10       2,753,439.00      1.85
25.001% - 30.000%                               12       2,679,859.00      1.80
30.001% - 35.000%                               16       5,358,828.00      3.60
35.001% - 40.000%                               26       6,803,134.00      4.57
40.001% - 45.000%                               30      10,084,985.00      6.77
45.001% - 50.000%                               48      16,807,763.00     11.29
50.001% - 55.000%                               32      10,248,522.00      6.88
55.001% - 60.000%                               37      10,961,995.00      7.36
60.001% - 65.000%                               43      16,388,673.00     11.01
65.001% - 70.000%                               61      24,406,727.00     16.39
70.001% - 75.000%                               46      14,652,932.00      9.84
75.001% - 80.000%                               65      22,587,961.00     15.17
80.001% - 85.000%                                4         585,164.00      0.39
85.001% - 90.000%                                4         507,993.00      0.34
90.001% - 95.000%                                3         704,475.00      0.47
95.001% - 100.000%                               4       2,161,215.00      1.45
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 100.00%
Weighted Average: 59.96%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 10:09                  Page 2  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================

--------------------------------------------------------------------------------
Combined Loan To Value Ratio                 COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                 1        $595,406.00      0.40%
10.001% - 15.000%                                3         226,709.00      0.15
15.001% - 20.000%                                3         368,526.00      0.25
20.001% - 25.000%                               10       2,753,439.00      1.85
25.001% - 30.000%                               12       2,679,859.00      1.80
30.001% - 35.000%                               15       4,988,101.00      3.35
35.001% - 40.000%                               25       6,318,005.00      4.24
40.001% - 45.000%                               30      10,355,423.00      6.96
45.001% - 50.000%                               43      15,537,565.00     10.44
50.001% - 55.000%                               30       9,760,822.00      6.56
55.001% - 60.000%                               38      10,745,868.00      7.22
60.001% - 65.000%                               43      16,068,493.00     10.79
65.001% - 70.000%                               63      23,574,072.00     15.83
70.001% - 75.000%                               47      14,970,631.00     10.06
75.001% - 80.000%                               65      24,028,011.00     16.14
80.001% - 85.000%                                6       1,240,156.00      0.83
85.001% - 90.000%                                7       1,807,534.00      1.21
90.001% - 95.000%                                3         704,475.00      0.47
95.001% - 100.000%                               4       2,161,215.00      1.45
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 8.57%
Maximum: 100.00%
Weighted Average: 60.66%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                          COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                      170     $52,117,780.00     35.01%
0.001% - 1.000%                                  4         670,472.00      0.45
1.001% - 6.000%                                  1         264,802.00      0.18
6.001% - 11.000%                                 4         840,616.00      0.56
11.001% - 16.000%                                4       1,285,707.00      0.86
16.001% - 21.000%                               13       2,075,476.00      1.39
21.001% - 26.000%                               17       4,369,120.00      2.93
26.001% - 31.000%                               42      15,246,739.00     10.24
31.001% - 36.000%                               48      14,744,520.00      9.90
36.001% - 41.000%                               66      28,379,731.00     19.06
41.001% - 46.000%                               30       9,809,049.00      6.59
46.001% - 51.000%                               21       9,740,926.00      6.54
51.001% - 56.000%                               15       5,752,239.00      3.86
56.001% - 61.000%                                5       1,168,722.00      0.78
61.001% - 66.000%                                3         716,302.00      0.48
71.001% - 76.000%                                1         912,061.00      0.61
86.001% - 91.000%                                1         128,799.00      0.09
96.001% - 101.000%                               3         661,245.00      0.44
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 100.000%
Weighted Average: 37.648%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                     COUNT                UPB         %
--------------------------------------------------------------------------------
California                                     147     $61,498,697.00     41.31%
New York                                        70      22,663,707.00     15.22
Florida                                         33       9,968,434.00      6.70
Texas                                           24       7,708,071.00      5.18
Illinois                                        24       7,240,624.00      4.86
Maryland                                        16       5,165,327.00      3.47
Massachusetts                                   14       4,361,016.00      2.93
New Jersey                                      13       4,175,445.00      2.80
Virginia                                        17       3,700,342.00      2.49
Arizona                                          6       2,226,022.00      1.50
Georgia                                          7       1,963,650.00      1.32
North Carolina                                   7       1,819,709.00      1.22
Oregon                                           6       1,712,074.00      1.15
Louisiana                                        6       1,388,815.00      0.93
Colorado                                         5       1,264,118.00      0.85
Minnesota                                        4       1,070,995.00      0.72
Missouri                                         4       1,037,713.00      0.70
Nevada                                           5       1,032,037.00      0.69
Connecticut                                      3         938,731.00      0.63
Utah                                             1         853,618.00      0.57
South Carolina                                   4         810,714.00      0.54
Tennessee                                        4         692,821.00      0.47
Washington                                       3         668,364.00      0.45
Pennsylvania                                     3         604,039.00      0.41
Wisconsin                                        2         543,734.00      0.37
Michigan                                         2         525,032.00      0.35
Alabama                                          3         503,458.00      0.34
District Of Columbia                             1         487,622.00      0.33
Hawaii                                           2         458,947.00      0.31
Delaware                                         3         392,465.00      0.26
Iowa                                             2         289,976.00      0.19
Maine                                            2         241,744.00      0.16
Montana                                          1         222,438.00      0.15
Vermont                                          1         213,380.00      0.14
Ohio                                             1         171,433.00      0.12
Arkansas                                         1         151,293.00      0.10
Oklahoma                                         1         117,700.00      0.08
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                               COUNT                UPB         %
States Not CA                                  301     $87,385,610.00     58.69%
South CA                                       110      49,318,447.00     33.13
North CA                                        37      12,180,249.00      8.18
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                       COUNT                UPB         %
--------------------------------------------------------------------------------
92657                                            2      $2,453,092.00      1.65%
90024                                            2       2,440,293.00      1.64
10533                                            1       2,225,418.00      1.49
91362                                            4       2,194,333.00      1.47
91011                                            2       1,921,911.00      1.29
Other                                          437     137,649,258.00     92.45
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 10:09                  Page 3  of  4

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; (less FHA/VA); AF15 SEP; '; 15yr; '; '; Low
================================================================================

--------------------------------------------------------------------------------
Loan Purpose                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Rate & Term Refi                               174     $64,605,328.00     43.39%
Cash Out Refi                                  190      57,195,609.00     38.42
Purchase                                        83      26,934,478.00     18.09
Construction to Perm                             1         148,891.00      0.10
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                            COUNT                UPB         %
--------------------------------------------------------------------------------
No                                             258     $91,688,697.00     61.58%
Yes                                            190      57,195,609.00     38.42
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                  COUNT                UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                            448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Reduced                                         77     $39,304,993.00     26.40%
Full                                            63      30,028,566.00     20.17
Stated Income Full Asset                       106      21,099,428.00     14.17
No Income No Asset                              70      16,376,644.00     11.00
Streamline                                      23      11,436,660.00      7.68
Alternate                                       15       7,465,786.00      5.01
No Income Verified                              31       6,457,669.00      4.34
No Ratio                                        24       4,964,014.00      3.33
Stated Doc                                      13       3,153,860.00      2.12
No Doc                                           9       2,716,117.00      1.82
No Income No Appraisal                           5       2,616,278.00      1.76
Full Doc DU/LP                                   7       2,083,386.00      1.40
Asset Only                                       1         345,973.00      0.23
Limited Income Full Asset                        2         308,459.00      0.21
Express                                          1         301,702.00      0.20
Income Only                                      1         224,772.00      0.15
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
Single Family                                  316    $104,968,298.00     70.50%
Pud                                             56      21,490,183.00     14.43
Condomimium                                     21       7,824,594.00      5.26
Two Family                                      22       5,953,078.00      4.00
Low Rise Condo (2-4 floors)                     14       3,441,646.00      2.31
Three Family                                     8       2,415,361.00      1.62
Pud Detached                                     2       1,235,083.00      0.83
Coop                                             5         474,802.00      0.32
Multifamily > 4 units                            1         344,943.00      0.23
Four Family                                      1         335,335.00      0.23
Townhouse                                        1         203,991.00      0.14
Single Family Attached                           1         196,992.00      0.13
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                    COUNT                UPB         %
--------------------------------------------------------------------------------
Owner Occupied                                 418    $140,267,229.00     94.21%
Second Home                                     27       7,460,681.00      5.01
Investor Occupied                                3       1,156,397.00      0.78
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                  COUNT                UPB         %
--------------------------------------------------------------------------------
0.000                                          439    $146,250,365.00     98.23%
12.000                                           1          55,917.00      0.04
24.000                                           4         556,459.00      0.37
36.000                                           1         613,795.00      0.41
60.000                                           3       1,407,771.00      0.95
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.810
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                             447    $148,539,364.00     99.77%
                                                 1         344,943.00      0.23
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                                COUNT                UPB         %
--------------------------------------------------------------------------------
1                                              448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                                COUNT                UPB         %
--------------------------------------------------------------------------------
Assumed MI                                       4      $1,456,600.00      0.98%
GEMICO                                           2         220,396.00      0.15
Pledged Assets                                   1         815,383.00      0.55
PMI Mortgage Insurance                           4         565,230.00      0.38
Radian Guaranty                                  1         154,636.00      0.10
United Guaranty                                  3         746,603.00      0.50
LTV <=80                                       433     144,925,460.00     97.34
--------------------------------------------------------------------------------
Total:                                         448    $148,884,306.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

                               Aug 30, 2004 10:09                  Page 4  of  4